SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             February 27, 1997
                     (Date of earliest event reported)



                          HOMESTAKE MINING COMPANY
           (exact name of Registrant as specified in its charter)


Delaware                       1-8736                 94108-2788
(State or other                (Commission            (I.R.S. Employer
jurisdiction of                File Number)           Identification No.)
Incorporation
or organization)

650 California Street                                 94108-2788
San Francisco, California                             (Zip Code)

(Address of principal executive office)

Registrant's telephone number, including area code:   (415) 981-8150


                 Exhibit index is on page 4 of this filing








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Item 5.  Other Events.

          On February 27, 1997, Homestake Mining Corporation ("Homestake") issued a Press Release announcing that it was advised on February 26, 1997 of the Securities and Exchange Commission's decision that the payment by Santa Fe Pacific Gold Corporation ("Santa Fe") of a break-up fee of $65 million to Homestake would not prevent Newmont Mining Corporation from using "pooling of interests" accounting treatment in any subsequent acquisition of Santa Fe. A copy of the Press Release is attached as Exhibit 99.1, and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.


Exhibit 99.1 -  Text of Press Release issued by Homestake on
                February 27, 1997.










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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOMESTAKE MINING COMPANY,



                                        By:  /s/ GENE G. ELAM
                                             ----------------------
                                             Name:  Gene G. Elam
                                             Title: Vice President,
                                             Finance and Chief
                                             Financial Officer

DATED: February 27, 1997







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



                             EXHIBIT INDEX

Exhibit 99.1 -    Text of Press Release issued by Homestake on
                  February 27, 1997.



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